Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annualy Report on Form 10-K of Pathward Financial, Inc. (the “Company”) for the year ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glen W. Herrick, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Glen W. Herrick
Name: Glen W. Herrick
Executive Vice President and Chief Financial Officer
November 21, 2023